Exhibit 10.103

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANIES. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
PROMISSORY NOTE

Principal Amount: $300,000.00	Issue Date: February [*], 2024
FOR VALUE RECEIVED, JANONE INC., a Nevada corporation with its principal place of business at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119 (the “Borrower”), hereby unconditionally promises to pay to the order of ISAAC CAPITAL GROUP LLC, a Delaware limited liability company (the “Noteholder”) at [*], or at such other place as the Noteholder hereof may from time to time designate in writing to the Borrower, the principal amount of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,000.00) (the “Loan”), together with all accrued interest thereon, as provided in this Promissory Note (this “Note”).
The Borrower Covenants and Agrees with the Noteholder as follows:
1.Payment of Indebtedness. The Borrower will pay the indebtedness evidenced by this Note as provided herein. All amounts due hereunder shall be payable in lawful money of the United States, and all or any portion thereof may be prepaid at any time or from time to time without premium, penalty, or advance notice. Notwithstanding the foregoing, if, after the date of this Note, the Borrower is sold, merged, or consolidated with another business entity or is reorganized or recapitalizes, the aggregate unpaid principal amount of the Loan, all accrued and unpaid interest, and all other amounts payable under this Note immediately shall become due and payable.
2.Initial Maturity Date; Subsequent Maturity Date. Absent the occurrence and continuation of an Event of Default (as hereinafter defined), (a) the sum of one hundred thousand and no/100ths dollars and all accrued and unpaid interest thereon shall be due and payable not later than 12:00 noon Pacific Standard Time on the thirtieth (30th) calendar day after the Issue Date (the “Initial Maturity Date”) and (b) the remaining aggregate unpaid principal amount of the Loan, all remaining accrued and unpaid interest, and all other remaining amounts payable under this Note shall be due and payable not later than 12:00 noon Pacific Standard Time December 31, 2024 (the “Subsequent Maturity Date”).
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3.Interest.
(a)Interest Rate. The principal amount outstanding under this Note from time to time shall bear interest at ten percent (10%) per annum (the “Interest Rate”).
(b)Computation of Interest. All computations of interest hereunder shall be made on the basis of a year of 365/366 days, as the case may be, and the actual number of days elapsed. Interest shall begin to accrue on the Loan on the date of this Note. For any portion of the Loan that is repaid, interest shall not accrue on the date on which such payment is made.
(c)Interest Rate Limitation. If, at any time, the Interest Rate payable on the Loan shall exceed the maximum rate of interest permitted under applicable law, such Interest Rate shall be reduced automatically to the maximum rate permitted.
1.Payment Mechanics.
(a)Manner of Payment. All payments hereunder shall be made in US dollars. Such payments shall be made by wire transfer of immediately available funds to the Noteholder’s account at a bank specified by the Noteholder in writing to the Borrower from time to time.
(b)Application of Payments. All payments shall be applied, first, to fees or charges outstanding under this Note, second, to accrued interest, and, third, to principal outstanding under this Note.
2.Representations and Warranties. The Borrower represents and warrants to the Noteholder as follows:
(a)Existence. The Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Nevada. The Borrower has the requisite power and authority to own, lease, and operate its property, and to carry on its business.
(b)Compliance with Law. The Borrower is in compliance with all laws, statutes, ordinances, rules, and regulations applicable to or binding on the Borrower, its property, and business.
(c)Power and Authority. The Borrower has the requisite power and authority to execute, deliver, and perform its obligations under this Note.
(d)Authorization; Execution and Delivery. The execution and delivery of this Note by the Borrower and the performance of its obligations hereunder have been duly authorized by all necessary corporate action in accordance with applicable law. The Borrower has duly executed and delivered this Note.
3.Events of Default. The occurrence and continuance of any of the following shall constitute an “Event of Default” hereunder:
(a)Failure to Pay. The Borrower fails to pay any amount due by the Initial Maturity Date or the Subsequent Maturity Date, each such amount as set forth in Section 2, above.
(b)Breach of Representations and Warranties. Any representation or warranty made by the Borrower to the Noteholder herein contains an untrue or misleading statement of a material fact as of the date made.
(c)Bankruptcy; Insolvency.
(i)The Borrower institutes a voluntary case seeking relief under any law relating to bankruptcy, insolvency, reorganization, or other relief for debtors.
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(ii)An involuntary case is commenced seeking the liquidation or reorganization of the Borrower under any law relating to bankruptcy or insolvency, and such case is not dismissed or vacated within sixty (60) days of its filing.
(iii)The Borrower makes a general assignment for the benefit of its creditors.
(iv)The Borrower is unable, or admits in writing its inability, to pay its debts as they become due.
(v)A case is commenced against the Borrower or its assets seeking attachment, execution, or similar process against all or a substantial part of its assets, and such case is not dismissed or vacated within sixty (60) days of its filing.
(d)Failure to Give Notice. The Borrower fails to give the notice of Event of Default specified in Section 7.
4.Notice of Event of Default. As soon as possible after it becomes aware that an Event of Default has occurred, and in any event within two (2) Business Days, the Borrower shall notify the Noteholder in writing of the nature and extent of such Event of Default and the action, if any, it has taken or proposes to take with respect to such Event of Default.
5.Remedies. Upon the occurrence and during the continuance of an Event of Default, the aggregate unpaid principal amount of the Loan, all accrued and unpaid interest, and all other amounts payable under this Note immediately shall become due and payable. Further, from and after an Event of Default, the Noteholder has the right, but not the obligation, to convert at any time or from time to time any or all of the then-unpaid principal amount of the Loan, all then-accrued and unpaid interest, and all other amounts then-payable under this Note (the “Convertible Obligations”) into shares of common stock, $0.001 par value per share, of the Borrower (the “Common Stock”). The conversion rights are set forth in the Conversion Rights Addendum, attached hereto.
6.Mandatory Conversion Option. The Noteholder hereby grants to the Borrower the option (the “Option”) to convert all, but not less than all, of the Borrower’s obligations hereunder into shares of the Borrower’s Common Stock. The Borrower shall provide to the Noteholder ten (10) days’ written notice of the Borrower’s exercise of the Option. The Borrower may not exercise the Option until after the six (6)-month anniversary of Issue Date. The provisions of sections (c), (d), and (e) of the Conversion Rights Addendum shall apply to the Borrower’s exercise of the Option.1 The per-share conversion price of the Option shall be $0.61, subject to adjustment as set forth in section (c) of the Conversion Rights Addendum.
7.Expenses. The Borrower shall reimburse the Noteholder on demand for all reasonable out-of-pocket costs, expenses, and fees, including the reasonable fees and expenses of counsel, incurred by the Noteholder in connection with the enforcement of the Noteholder’s rights hereunder.
8.Notices. All notices and other communications relating to this Note shall be in writing and shall be deemed given upon the first to occur of (x) deposit with the United States Postal Service or overnight courier service, properly addressed and postage prepaid; (y) transmittal by electronic communication (including email, internet or intranet websites, or facsimile properly addressed (with written acknowledgment from the intended recipient such as “return receipt requested” function, return e-mail, or other written acknowledgment); or (z) actual receipt by an employee or agent of the
1    If the Beneficial Ownership Limitation (as set forth in section (d) of the Conversion Rights Addendum) or if the Nasdaq limitation (as set forth in section (e) of the Conversion Rights Addendum) shall preclude the issuance of shares of Common Stock upon the Borrower’s exercise of the Option, then the exercise shall be limited to comply with such Beneficial Ownership Limitation and the balance of the Borrower’s obligations under the Note shall remain outstanding (principal and accrued, but unpaid and unconverted interest thereon) and shall be subject to the Borrower’s future exercise of the Option.
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other party. Notices hereunder shall be sent to the following addresses, or to such other address as such party shall specify in writing:
(a)If to the Borrower:
JanOne Inc.
325 E. Warm Springs Road, Suite 102
Las Vegas, Nevada 89119
Attention: Chief Executive Officer
E-mail: t.isaac@isaac.com
(b)If to the Noteholder:
Isaac Capital Group LLC
[                    ]
[                    ]
Attention: Jon Isaac
E-mail: j.isaac@isaac.com
9.Governing Law. This Note and any claim, controversy, dispute, or cause of action (whether in contract, tort, or otherwise) based on, arising out of, or relating to this Note and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Nevada without regard for any principals of conflicts of laws.
10.Disputes.
(a)Submission to Jurisdiction.
(i)The Borrower irrevocably and unconditionally (A) agrees that any action, suit, or proceeding arising from or relating to this Note may be brought in the courts of the State of Nevada sitting in Clark County, and in the United States District Court for the Nevada and (B) submits to the exclusive jurisdiction of such courts in any such action, suit, or proceeding. Final judgment against the Borrower in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(ii)Nothing in this Section 13(a) shall affect the right of the Noteholder to bring any action, suit, or proceeding relating to this Note against the Borrower or its properties in the courts of any other jurisdiction.
(iii)Nothing in this Section 13(a) shall affect the right of the Noteholder to serve process upon the Borrower in any manner authorized by the laws of any such jurisdiction.
(b)Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by law, (i) any objection that it may now or hereafter have to the laying of venue in any action, suit, or proceeding relating to this Note in any court referred to in Section 13(a), and (ii) the defense of inconvenient forum to the maintenance of such action, suit, or proceeding in any such court.
(c)Waiver of Jury Trial. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.
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11.Successors and Assigns. This Note may be assigned or transferred by the Noteholder to any individual, corporation, company, limited liability company, trust, joint venture, association, partnership, unincorporated organization, governmental authority, or other entity.
12.Integration. This Note constitutes the entire contract between the Borrower and the Noteholder with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto.
13.Amendments and Waivers. No term of this Note may be waived, modified, or amended, except by an instrument in writing signed by the Borrower and the Noteholder. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.
14.No Waiver; Cumulative Remedies. No failure by the Noteholder to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The rights, remedies, and powers herein provided are cumulative and not exclusive of any other rights, remedies, or powers provided by law.
15.Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or render such term or provision invalid or unenforceable in any other jurisdiction.
16.Counterparts. This Note and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (“pdf” or “tiff” or any other electronic means that reproduces an image of the actual executed signature page) format shall be as effective as delivery of a manually executed counterpart of this Note.
17.Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in this Note shall be deemed to include electronic and digital signatures and the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures and paper-based recordkeeping systems, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001-7031), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. Law §§ 301-309), and any other similar state laws based on the Uniform Electronic Transactions Act.
IN WITNESS WHEREOF, the Borrower has executed this Note as of the Issue Date.
JANONE INC.
By:
    Name:    Tony Isaac
    Title:    Chief Executive Officer
ACKNOWLEDGED AND ACCEPTED
ON THE ISSUE DATE BY:
ISAAC CAPITAL GROUP LLC
By:
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    Name:    Jon Isaac
    Title:    President and Chief Executive Officer
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CONVERSION RIGHTS ADDENDUM
a)Conversion. The Noteholder shall effect conversions by delivering to the Borrower a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the amount of the remaining obligations hereunder with interest accrued thereon to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Noteholder shall not be required to physically surrender the Promissory Note or this First Amendment to the Borrower unless all of the remaining obligations thereunder and hereunder have been so converted and the shares of Conversion Stock have been delivered. Conversions hereunder shall have the effect of lowering the amount of any remaining Convertible Obligations hereunder. The Noteholder and the Borrower shall maintain a Conversion Schedule showing the amount(s) converted and the date(s) of such conversion(s). The Borrower may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion. In the event of any dispute or discrepancy, the records of the Noteholder shall be controlling and determinative in the absence of manifest error. Each of the Noteholder and any assignee by acceptance hereof acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion hereof, the unpaid and unconverted then-outstanding obligations set forth in this Note may be less than the amount stated on the face hereof.
b)Conversion Price. The “Conversion Price” of the Convertible Obligations is $0.61, subject to adjustment as set forth below.
c)Mechanics of Conversion.
i.Conversion Stock Issuable Upon Conversion. The number of shares of Conversion Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the amount of the Convertible Obligations then so converted by (y) the Conversion Price.
ii.Delivery of Certificate Upon Conversion. Not later than two (2) Business Days1 after each Conversion Date (the “Share Delivery Date”), the Borrower shall deliver, or cause to be delivered, to the Noteholder a certificate or certificates representing the shares of Conversion Stock that, on or after the date on which such shares of Conversion Stock are (A) eligible to be sold under Rule 144 without the need for current public information and the Borrower has received an opinion of counsel to such effect reasonably acceptable to the Borrower (which opinion the Borrower will be responsible for obtaining at the cost of the Borrower) or (B) subject to a registration statement that has been declared effective by the Securities and Exchange Commission (the “Commission”) and which registration statement is then neither stale nor subject to any stop order, shall be free of restrictive legends and trading restrictions, representing the number of shares of Conversion Stock being acquired upon the relevant conversion hereof. All certificate or certificates required to be delivered by the Borrower under this Section (c) shall be delivered electronically through the Depositary Trust Company or another established clearing corporation performing similar functions. If the Conversion Date is prior to the date on which such shares of Conversion Stock are eligible to be sold unde
1    “Business Day” means a day that is not a Saturday, Sunday, or other holiday or day that commercial banks in Las Vegas, Nevada are authorized or required to be closed.
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r Rule 144 without the need for current public information the shares of Conversion Stock shall bear a restrictive legend in the following form, as appropriate:
“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE NOTEHOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”
Notwithstanding the foregoing, commencing on such date that the shares of Conversion Stock are eligible for sale under Rule 144 subject to current public information requirements, the Borrower, upon request and at the expense of the Borrower, shall obtain a legal opinion to allow for such sales under Rule 144.
iii.Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the Noteholder by the Share Delivery Date, the Noteholder shall be entitled to elect by written notice to the Borrower at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Borrower shall promptly return to the Noteholder any of the Note, delivered to the Borrower and the Noteholder shall promptly return to the Borrower the Common Stock certificates issued to such Noteholder pursuant to the rescinded Conversion Notice.
iv.Obligation Absolute; Partial Liquidated Damages. The Borrower’s obligations to issue and deliver the shares of Conversion Stock upon conversion hereof in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Noteholder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation, or termination, or any breach or alleged breach by the Noteholder or any other Person of any obligation to the Borrower or any violation or alleged violation of law by the Noteholder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Noteholder in connection with the issuance of such shares of Conversion Stock; provided, however, that such delivery shall not operate as a waiver by the Borrower of any such action the Borrower may have against the Noteholder. In the event the Noteholder shall elect to convert any or all of the outstanding principal or interest amount hereof, the Borrower may not refuse conversion based on any claim that the Noteholder or anyone associated or affiliated with the Noteholder has been engaged in any violation of law, agreement, or for any other reason, unless an injunction from a court, on notice to Noteholder, restraining and or enjoining conversion of all or part hereof shall have been sought. If the injunction is not granted, the Borrower shall promptly comply with all conversion obligations herein. If the injunction is obtained, the Borrower must post a surety bond for the benefit of
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the Noteholder in the amount of 150% of the outstanding amount that is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Noteholder to the extent it obtains judgment. In the absence of seeking such injunction, the Borrower shall issue The shares of Conversion Stock or, if applicable, cash, upon a properly noticed conversion. If the Borrower fails for any reason to deliver to the Noteholder such certificate or certificates pursuant to Section (c)(ii) by the Share Delivery Date, the Borrower shall pay to the Noteholder, in cash, as liquidated damages and not as a penalty, $1,000 per Business Day for each Business Day after such Share Delivery Date until such certificates are delivered or Noteholder rescinds such conversion. Nothing herein shall limit Noteholder’s right to pursue actual damages or declare an event of default for the Borrower’s failure to deliver The shares of Conversion Stock within the period specified herein and the Noteholder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Noteholder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.
v.Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Noteholder, if the Borrower fails for any reason to deliver to the Noteholder such certificate or certificates by the Share Delivery Date pursuant to Section (c)(ii), and, if after such Share Delivery Date the Noteholder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Noteholder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Noteholder of the shares of Conversion Stock that the Noteholder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Borrower shall (A) pay in cash to the Noteholder (in addition to any other remedies available to or elected by the Noteholder) the amount, if any, by which (x) the Noteholder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Noteholder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Noteholder, either reissue (if surrendered) this Note in an amount equal to the amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Noteholder the number of shares of Common Stock that would have been issued if the Borrower had timely complied with its delivery requirements under Section (c)(ii). For example, if the Noteholder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion hereof with respect to which the actual sale price of the shares of Conversion Stock (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Borrower shall be required to pay to the Noteholder the sum of $1,000. The Noteholder shall provide the Borrower written notice indicating the amounts payable to the Noteholder in respect of the Buy-In and, upon request of the Borrower, evidence of the amount of such loss. Nothing herein shall limit Noteholder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Borrower’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.
vi.Reservation of Shares Issuable Upon Conversion. The Borrower covenants that it will at all times reserve and keep available out of its authorized and
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unissued shares of Common Stock a number of shares of Common Stock at least equal to 200% of the Required Minimum (the “Reserve Amount”) for the sole purpose of issuance of shares of Common Stock hereunder, as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Noteholder. The Borrower covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, and nonassessable.
vii.Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion hereof. As to any fraction of a share to which the Noteholder would otherwise be entitled to purchase upon such conversion, the Borrower shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.
viii.Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on partial or complete conversion hereof shall be made without charge to the Noteholder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Borrower shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Noteholder so converted and the Borrower shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Borrower the amount of such tax or shall have established to the satisfaction of the Borrower that such tax has been paid. The Borrower shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.
d)Noteholder’s Conversion Limitations. Noteholder shall not effect any conversion of any amount due hereunder and shall not have the right to convert any amounts due hereunder, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Noteholder (together with the Noteholder’s Affiliates, and any Persons acting as a group together with the Noteholder or any of the Noteholder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Noteholder and its Affiliates shall include the number of shares of Common Stock issuable upon the relevant conversion hereof with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted amounts due hereunder beneficially owned by the Noteholder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Borrower subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any obligations in favor of any Affiliates, and any Persons acting as a group together with the Noteholder or any of the Noteholder’s Affiliates) beneficially owned by the Noteholder or any Persons acting as a group together with the Noteholder. Except as set forth in the preceding sentence, for purposes of this Section (d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section (d) applies, the determination of whether the Joint Obligor’s obligations hereunder are convertible (in relation to other securities owned by the Noteholder together with any Affiliates and any Persons acting as a group together with the Noteholder or any of the Noteholder’s Affiliates) and of which obligations hereunder are convertible shall be in the sole discretion of the Noteholder, and the submission of a Notice of Conversion shall be deemed to be the Noteholder’s determination of whether any of the Joint Obligor’s obligations hereunder may be converted (in relation to other securities owned by the
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Noteholder together with any Affiliates, and any Persons acting as a group together with the Noteholder or any of the Noteholder’s Affiliates, and which amount owing hereunder is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Noteholder will be deemed to represent to the Borrower each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Borrower shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section (d), in determining the number of outstanding shares of Common Stock, the Noteholder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Borrower’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Borrower, or (iii) a more recent written notice by the Borrower or the Borrower’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Noteholder, the Borrower shall, within two Business Days confirm orally and in writing to the Noteholder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Borrower, including the obligations set forth in the Note, by the Noteholder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon the relevant conversion hereunder. The Noteholder, upon not less than sixty-one (61) days’ prior notice to the Borrower, may increase or decrease the Beneficial Ownership Limitation provisions of this Section (d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon the relevant conversion hereunder held by the Noteholder and the Beneficial Ownership Limitation provisions of this Section (d) shall continue to apply. Any such increase or decrease will not be effective until the sixty-first (61st) calendar day after such notice is delivered to the Borrower. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section (d) to correct this paragraph (or any portion hereof) that may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder hereof.
e)NASDAQ Limitation. Notwithstanding anything to the contrary herein, the Lender may not effectuate any Conversion and Borrower may not issue any shares of Common Stock in connection therewith that would trigger any Nasdaq requirement to obtain stockholder approval prior to a Conversion or any issuance of shares of Common Stock in connection therewith that would be in excess of that number of shares of Common Stock equivalent to 19.9% of the number of shares of Common Stock as of the Effective Date; provided, however, that, subject dot the terms herein, the Noteholder may effectuate any Conversion and the Borrower shall be obligated to issue shares of Common Stock in connection therewith that would not trigger such a requirement. This restriction shall be of no further force or effect upon the approval of the Borrower’s stockholders in compliance with Nasdaq’s stockholder voting requirements.
JanOne Promissory Note to Isaac Capital Group February 2024.2 (corrected)    Conversion Rights Addendum-5

ANNEX A
NOTICE OF CONVERSION
The undersigned hereby elects to convert obligations of the Joint Obligors under the Promissory Note, as amended, of ARCA Recycling, Inc. and JanOne Inc. (“JanOne”) into shares of common stock (the “Common Stock”) of JanOne according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by JanOne in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Companies that its ownership of the Common Stock does not exceed the amounts specified under Section 2(d) of this First Amendment, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934.
The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.
Conversion calculations:
Date to Effect Conversion:
Amount of obligations to be Converted: $
Number of shares of Common Stock to be issued:
Signature:
     Name:
Delivery Instructions:

JanOne Promissory Note to Isaac Capital Group February 2024.2 (corrected)    ANNEX A